Banking with a disciplined approach to growth D.A. Davidson 23rd Financial Institutions Virtual Conference May 5-6, 2021

2 Nasdaq: BMRC Forward-Looking Statements This presentation may contain certain forward-looking statements that are based on management's current expectations regarding economic, legislative, and regulatory issues that may impact Bancorp's earnings in future periods. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words “believe,” “expect,” “intend,” “estimate” or words of similar meaning, or future or conditional verbs such as “will,” “would,” “should,” “could” or “may.” Factors that could cause future results to vary materially from current management expectations include, but are not limited to, the businesses of Bank of Marin Bancorp and/or American River Bankshares may not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; expected revenue synergies and cost savings from the acquisition may not be fully realized or realized within the expected time frame; revenues following the merger may be lower than expected; customer and employee relationships and business operations may be disrupted by the acquisition; the ability to obtain required regulatory and shareholder approvals, and the ability to complete the acquisition on the expected timeframe may be more difficult, time-consuming or costly than expected; natural disasters (such as wildfires and earthquakes), our borrowers’ actual payment performance as loan deferrals related to the COVID-19 pandemic expire, changes to statutes, regulations, or regulatory policies or practices as a result of, or in response to COVID-19, including the potential adverse impact of loan modifications and payment deferrals implemented consistent with recent regulatory guidance, general economic conditions, economic uncertainty in the United States and abroad, changes in interest rates, deposit flows, real estate values, costs or effects of acquisitions, competition, changes in accounting principles, policies or guidelines, legislation or regulation (including the Coronavirus Aid, Relief and Economic Security Act of 2020, as amended, and the Economic Aid to Hard-Hit Small Businesses, Nonprofits and Venues Act of 2020), interruptions of utility service in our markets for sustained periods, and other economic, competitive, governmental, regulatory and technological factors (including external fraud and cybersecurity threats) affecting Bancorp's operations, pricing, products and services. These and other important factors are detailed in various securities law filings made periodically by Bancorp, copies of which are available from Bancorp without charge. Bancorp undertakes no obligation to release publicly the result of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date of this presentation or to reflect the occurrence of unanticipated events.

Bank of Marin Bancorp Recent awards: FIVE STAR BANK BAUER 3 Nasdaq: BMRC Headquarters Novato, California Marin County, North of San Francisco Employees, full-time equivalent 282 Assets $3.1 billion Footprint 25 locations in San Francisco Bay Area Ticker BMRC (Nasdaq Capital Markets) Founded 1989 First branch opened in 1990 As of March 31, 2021 COMMUNTY BANKERS CUP AWARD 2014 - 2015 - 2016 Piper Sandler Sm-All Stars: Class of 2020 SINCE 2003

Russell A. Colombo President, Chief Executive Officer •46 years in banking •Comerica Bank, Imperial Bank, Security Pacific, Union Bank Tim Myers EVP, Chief Operating Officer •25 years in finance and banking •U.S. Bank, Comerica Bank, Imperial Bank Rich Lewis EVP, Chief Information Officer •25 years in financial services •Mechanics Bank, Luther Burbank Savings, Tamalpais Bank, Exchange Bank Tani Girton EVP, Chief Financial Officer •35 years in financial services •Bank of the West, Charles Schwab, CalFed Bank Over 270 Years of Combined Management Experience Through Various Economic Cycles 4 Nasdaq: BMRC Brandi Campbell SVP, Retail Banking •31 years in banking •Bank of America Beth Reizman EVP, Chief Credit Officer •38 years in banking •Bank of California, Hibernia Bank, Crocker Bank Nancy Rinaldi Boatright SVP, Corporate Secretary •48 years in banking •Business Bank of California, Westamerica Bank Bob Gotelli EVP, Human Resources •27 years experience •Ralphs Grocery

5 Nasdaq: BMRC Balanced Approach to Growth Creates Long-Term Value 5 year average annual return: 11.96%1 1As of March 31, 2021 10 year average annual return: 9.76%1 Total annual shareholder return averages 11.75% over 20 years1 As of 4/30/21 the stock price was $35.42 Book Value per Common Share Closing Stock Price 1990 1995 2000 2005 2010 2015 2020 $— $10.00 $20.00 $30.00 $40.00 $50.00 $39.161 $26.291

Steady Loan Growth: Prudent, Sustainable Growth Model 6 Nasdaq: BMRC ($ billions) Five-year compound annual loan growth rate: 8.02% (4.03% excluding PPP loans) 2 1 Net of deferred unaccreted PPP loan fees and costs of $8.0 million. 2 Compounded annual growth rate from March 31, 2016 to March 31, 2021. PPP Loans: $365.0 million1 $1.76 Excluding PPP Loans$1.49 $1.68 $1.76 $1.84 $2.09 $2.12 2016 2017 2018 2019 2020 Q1 2021 Total Loan s Q1 2021 2020 2019 2018 2017 2016 NPAs / Total Assets 0.30% 0.32% 0.01% 0.03% 0.02% 0.03 % NCO / Average Loans — % — % — % — % 0.01% (0.16) % Disciplined Underwriting Standards Mitigate Risk and Produce Strong Asset Quality Through Economic Cycles

Low-Cost Deposit Base: A Key Competitive Advantage ($ billions) 7 Nasdaq: BMRC 1 Compounded annual growth rate from March 31, 2016 to March 31, 2021. Q1 2021 Cost of Deposits 0.07% Five-year compound annual deposit growth rate: 9.58% (13.32% including off-balance sheet deposits) 1 Total Dep osits $1.77 $2.15 $2.17 $2.34 $2.50 $2.66 2016 2017 2018 2019 2020 Q1 2021 Non-Interest Bearing DDA, 54% Savings, 8% Money Market, 27% Time Deposits, 4% Interest Bearing DDA , 7% (up from 45% at 3/31/2016)

Recent Results 8 Nasdaq: BMRC Q1’21 Q1’20 FY’20 Earnings $8.9MM $7.2MM $30.2MM Diluted EPS $0.66 $0.53 $2.22 Deposit Cost 0.07% 0.21% 0.11 % Total Deposits $2,656MM $2,307MM $2,504MM Total Loans $2,122MM $1,844MM $2,089MM Tax Equivalent NIM 3.19% 3.88% 3.55 % Efficiency Ratio 62.13%1 56.79% 57.06 % Return on Assets 1.21% 1.09% 1.04 % Return on Equity 10.22% 8.54% 8.60% 1 The efficiency ratio would have been 58.92% in the first quarter of 2021 without the $1.3 million in accelerated discount accretion from the early redemption of our subordinated debenture on March 15, 2021.

Strong Capital Ratios Support Future Growth Opportunities 9 Nasdaq: BMRC 6.5% 8.0% 10.0% 5.0% 14.6% 14.6% 15.7% 10.5% 14.5% 14.5% 15.6% 9.9% Well Capitalized Threshold Bank of Marin Bancorp (as of 3/31/21) Bank of Marin Pro Forma (as of 3/31/21) Common Equity Tier-One Risk-Based Capital Total Tier-One Risk-Based Capital Total Risk-Based Capital Tier-One Leverage 1 Pro forma ratios based on preliminary model estimates and assumptions for the planned merger of Bank of Marin and American River Bank. 1

Peer Comparison Financial Measures 10 Nasdaq: BMRC BMRC Q4 2020 Peer Median Q4 2020 Percentile Non-Interest Bearing/Total Deposits 54.1% 35.8% 100% Gross Loan Growth Rate (year over year) 13.3% 10.6% 59.6 % NPAs/Assets 0.3% 0.3% 48.5 % Efficiency Ratio 59.7% 58.7% 42.2 % Return on Average Assets 1.1% 1.2% 29.9 % Return on Average Equity 9.0% 11.7% 18.9 % Tangible Common Equity/ Tangible Assets 11.3% 9.3% 100 % Net Income/FTE Annualized $ 112.4 $ 100.5 75.0 % Peers are major exchange-traded U.S. Western-region banks with $1 billion to $6.5 billion in assets. Source: Peer Median and Percentile obtained from S&P Global Market Intelligence as of Q4 2020.

$1.52 $1.89 $1.27 $2.33 $2.48 $2.22 $0.45 $0.51 $0.56 $0.64 $0.80 $0.92 $18.4 $30.2 Earnings per Share Dividends per Share Net Income 2015 2016 2017 2018 2019 2020 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $40.0 Dependable Earnings and Dividend Growth 11 Nasdaq: BMRC 1 Prior period share and per share data have been adjusted to reflect the two-for-one stock split effective in 2018. 11 D ol la rs p er s ha re $M M Bank of Napa Acquisition & Tax Cuts and Jobs Act

Bank of Marin Expands Northern California Presence with Merger of Bank of Marin and American River Bank Investor Presentation | April 19, 2021

Strategic Rationale 2 Strategic Rationale Financially Attractive • 14.2% accretive to 2022 earnings per share (fully phased-in cost savings) • 3.9% tangible book value dilution with a 3.5 year earnback • >15% internal rate of return • Robust pro forma capital ratios • Expands combined company footprint across the Greater Bay Area, Sacramento and Amador regions • Creates a $4.0 billion bank that is well positioned to become the preeminent business bank serving Northern California • Increases efficiency and spreads costs across a diversified geographic footprint • Increased capital enhances lending capabilities for American River Bank customers • Builds immediate scale in highly attractive Northern California markets • Combined company would be one of the largest community banks by market capitalization headquartered in Northern California(1)(2) • American River Bank is a high quality, relationship-based business bank • Community-focused bank headquartered in the Greater Sacramento region • Total assets of $916 million, total loans of $475 million and total deposits of $789 million • Disciplined credit and risk management cultures • Aligned loan and deposit strategies allows for a seamless integration of business models • Enhances already strong core deposit base • Similar cultures committed to providing exceptional client service and dedication to local communities (1) Includes banks with less than $10 billion in assets headquartered north of Ventura, Los Angeles, and San Bernardino counties. (2) Market data as of 4/16/2021.

Balance Sheet ($mm) Total Assets 916.1$ Total Loans 475.4 Total Deposits 788.6 Tangible Common Equity 76.6 Profitability / Rates for the Quarter Ended 3/31/2021 (%) Net Income ($000s) 2,647$ Return on Average Assets 1.21 Return on Average Tangible Common Equity 14.00 Net Interest Margin 3.58 Efficiency Ratio (FTE) 52.3 Yield on Total Loans 4.92 Cost of Total Deposits 0.09 Balance Sheet Ratios / Capital (%) Total Loans / Deposits 60.3 TCE / TA 8.51 Leverage Ratio 8.46 Tier 1 Risk-based Capital Ratio 15.47 Total Risk-based Capital Ratio 16.72 Asset Quality (%) Nonperforming Loans / Total Loans 0.00 Net (Recoveries) Chargeoffs / Average Loans (0.06) Allowance for Loans Losses / Total Loans (Excluding PPP Loans) 1.60 Market information as of 4/16/21 Stock Price ($) 16.35$ Market Cap ($mm) 97.5$ Price / Tangible Book Value per Share (x) 1.27x Price / 2022 EPS (x) 12.5x Dividend Yield (%) 1.71 American River Bankshares (NASDAQ: AMRB) Overview 3 Branch Locations Financial Highlights as of 3/31/2021 Source: Company documents, S&P Global, FactSet, and FDIC Summary of Deposits. Note: Deposit market share data as of 6/30/2020. Excludes non-retail deposits. (1) Based on common shares outstanding of 5,962,466 as of 3/31/2021. (2) Consensus estimates per FactSet. (1) (1) (2) • AMRB (10) • AMRB HQ • Headquarters: Rancho Cordova, CA • Strong NorCal presence: 10 full-service branches providing business banking services in Sacramento, Amador, Sonoma, and Placer counties • Organic Growth in Current Markets: Low cost of core deposits, robust sales culture, and an extraordinary client experience • Lending Expertise: Commercial real estate, small business ($1-$50mm), wholesalers/manufacturers, professionals, and property managers • Relationship Banking: Customized financial services for businesses, business owners, their families and employees Company Highlights Deposit Market Share by County County County Active Deposit Market Population Median HHI Branches Rank Deposits Share County (actual) ($actual) (#) (#) ($mm) (%) Sacramento 1,564,478 $74,806 4 12 $437.3 1.05% Amador 39,554 $66,656 3 3 $133.7 16.45 Sonoma 492,770 $90,481 2 14 $103.5 0.63 Placer 402,773 $95,803 1 21 $67.2 0.55

Pro Forma Profile 4 Enhanced Northern California Branch Footprint Top 5 Markets of Operation Financial Highlights as of 3/31/2021 • BMRC (21) • BMRC HQ • AMRB (10) • AMRB HQ Sorted by pro forma deposits 1 2 3 4 5 Marin Sacramento Sonoma Alameda Napa Deposits ($mm) Market Rank $1,816 $437 $396 $287 $223 3 12 12 19 8 County Source: S&P Global and FDIC Summary of Deposits. Deposit market data as of 6/30/2020. Market data as of 4/16/2021. (1) Includes full service branches only. (2) Excludes purchase accounting adjustments. (3) Based on the sum of Q1 2021 reported earnings and Q2 2021 through Q4 2021 quarterly consensus estimates per FactSet. 3/31/21 3/31/21 ($ in millions) BMRC AMRB Pro Forma (2) Total Assets $3,058.1 $916.1 $3,974.2 Total Loans (excl. PPP) $1,756.8 $419.3 $2,176.1 Total Deposits $2,656.2 $788.6 $3,444.8 Tangible Common Equity $316.5 $76.6 $393.1 2020 Net Income $30.2 $7.1 $37.3 2021E Net Income (3) $29.6 $8.4 $38.0 Market Cap Pre-Deal Market Capitalization $520.5 $97.5 $618.0 Balance Sheet Income Statement # of Branches(1) 10 4 7 3 2 Note: Deposits for Amador, Placer and San Francisco counties not listed.

Greater Sacramento Region Market Highlights 5 • American River Bank expands BMRC’s presence into a growing Greater Sacramento Region • The Greater Sacramento region has a population of ~2.6 million • The population of Sacramento-Roseville-Folsom MSA is expected to grow 3.6% from 2021 to 2026, compared to 2.6% for the state of California and 2.9% nationwide • Additionally, household income is expected to grow 13.0% from 2021 to 2026, compared to only 9.0% nationwide • In the last year, the region has been ranked the top migration destination for people looking to relocate, driven in part by newly remote workers seeking a more affordable lifestyle while still accessible to everything Northern California has to offer • Ample amount of available low-rise, campus-style office space for companies to open satellite offices to follow employees migrating into the region • Increasingly attractive market for companies seeking educated, young professionals from a number of universities including UC Davis, Sacramento State University, and University of the Pacific • Sacramento’s Downtown and Midtown areas have been experiencing a renaissance and reinvigoration • $6 billion invested in new development since the opening of the Golden 1 Center in 2016 • New residential and hospitality projects are poised to transform Sacramento’s urban core into a true live/work/play destination Source: S&P Global, California Credit Union League, Bureau of Labor Statistics, Colliers International, and Greater Sacramento Economic Council.

Pro Forma Loan and Deposit Composition 6 + = + = Loans / Deposits (excl. PPP): 71.6% Loans / Deposits (excl. PPP): 56.8% Loans / Deposits (excl. PPP): 68.2% Total Deposits: $2,509,670 Total Deposits: $744,425 Total Deposits: $3,254,095 Cost of Deposits: 0.07% Cost of Deposits: 0.11% Cost of Deposits: 0.08% Gross Loans (excl. PPP): $1,796,972 Gross Loans (excl. PPP): $422,901 Gross Loans (excl. PPP): $2,219,873 Yield on Loans: 3.96% Yield on Loans: 4.76% Yield on Loans: 4.11% C&D 4% C&I 17% Res. RE 8% OO CRE 14% NOO CRE 40% Multifamily 6% Farm + Agri. 1% Consumer & Other 10% C&D 4% C&I 17% Res. RE 7% OO CRE 18% NOO CRE 35% Multifamily 10% Farm + Agri. 1% Consumer & Other 8% C&D 4% C&I 17% Res. RE 7% OO CRE 15% NOO CRE 39% Multifamily 7% Farm + Agri. 1% Consumer & Other 10% DDA 54% NOW & Other 0.6% MMDA & Sav. 41% Retail Time 3% Jumbo Time 1% DDA 44% NOW & Other 1% MMDA & Sav. 45% Retail Time 4% Jumbo Time 6% DDA 52% NOW & Other 1% MMDA & Sav. 42% Retail Time 3% Jumbo Time 2% Bank of Marin Bancorp American River Bankshares Pro Forma Source: S&P Global. Financial data as of 12/31/2020. Note: Pro forma excludes purchase accounting adjustments.

Transaction Assumptions 7 Earnings • ~$3.4 million, or 0.50% of AMRB’s non-time deposits • Amortized sum-of-the-year digits over 10 years Cost Savings Transaction Expenses Fair Market Value Adjustments Core Deposit Intangibles • Consensus earnings estimates for both companies • ~$6.1 million, or 35.0% of AMRB’s standalone noninterest expense base • 25% phase-in during 2021, 90% phase-in during 2022, and 100% thereafter • $9.5 million after-tax or 7.1% of aggregate deal value • Total gross credit mark of $6.6 million, or 1.56% of AMRB’s loan portfolio (excl. PPP) – $0.3 million, or 4.7% of total gross credit mark associated with purchase credit deteriorated (“PCD”) loans, recorded into ACL (5.00% of estimated PCD loans) – $6.3 million, or 95.3% of gross loan credit mark associated with non-PCD loans, recorded as a discount to loan value; amortized into earnings over 4 years (1.52% of non-PCD loans) • Provision expense of $6.3 million to be taken immediately after close, included in pro forma tangible book value • Positive loan interest rate mark of $5.2 million or 1.25% of AMRB’s loan portfolio (excl. PPP); amortized from earnings straight-line over 4 years • AOCI netted for fair market value reduction of $1.5 million pretax; amortized into earnings straight line over 4 years • Fixed asset write-up $1.3 million on AMRB’s Healdsburg branch; 50% depreciated straight-line over 25 years

Transaction Overview 8(1) Based on BMRC’s stock price of $39.06 as of 4/16/2021. (2) Includes consideration paid for AMRB shares and the value of AMRB options paid out in cash by BMRC. (3) For the period ended 3/31/2021. (4) Core deposits equal to total deposits less time deposits greater than $100,000. Transaction Overview Fixed Exchange Ratio Consideration Mix Pro Forma Ownership Board of Directors Due Diligence Required Approvals Transaction Valuation • 0.575 BMRC shares issued for each AMRB common share outstanding • 100% Stock • 79.5% BMRC | 20.5% AMRB • 2 AMRB Board members to join BMRC Board of Directors • Completed, including extensive loan and compliance review • BMRC and AMRB shareholder approvals, and other customary regulatory approvals Per Share Purchase Price(1) Price / Tangible Book Value Price / LTM Earnings(3) Price / 2022 Earnings Transaction Value(1)(2) $22.46 1.75x 15.9x 17.1x $134.5 million 2022 EPS Accretion TBV Dilution | Earnback Internal Rate of Return TCE / TA Ratio Total Capital Ratio Transaction Metrics 12.9% 3.9% | 3.5 yrs >15% 10.8% 17.3% Expected Closing • Q3 2021 2022 EPS Accretion (fully phased in cost savings) 14.2% Core Deposit Premium(4) 7.9%

Contact Us 9 Russell A. Colombo President & Chief Executive Officer (415) 763-4521 russcolombo@bankofmarin.com Tani Girton EVP, Chief Financial Officer (415) 884-7781 tanigirton@bankofmarin.com Tim Myers EVP, Chief Operating Officer (415) 763-4970 timmyers@bankofmarin.com Media Requests: Beth Drummey VP, Marketing & Corporate Communications (415) 328-3063 bethdrummey@bankofmarin.com